UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
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HearUSA, Inc.
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HearUSA, Inc.
1250 Northpoint Parkway
West Palm Beach, Florida 33407

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 12, 2008

The Annual Meeting of Stockholders of HearUSA, Inc. (the “Company”) will be held on Thursday June 12, 2008 at 2:30 p.m. local time at Palm Beach Gardens Marriott located at 4000 RCA Boulevard, West Palm Beach, Florida 33410, for the following purposes:

1.	To elect seven directors of the Company, each to hold office until the next Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified, or as otherwise provided by law;

2.	To consider such other matters as may properly come before the Annual Meeting.

Only stockholders of record as shown on the books of the Company at the close of business on April 23, 2008, the record date fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournments thereof. The voting rights of the stockholders are described in the accompanying proxy statement.

By order of the Board of Directors,

Denise Pottlitzer
Secretary & VP of Reporting & Compliance

May 7, 2008

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET. INSTRUCTIONS FOR USING THESE SERVICES ARE SET FORTH ON THE ENCLOSED PROXY CARD.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT for ANNUAL MEETING OF STOCKHOLDERS
Proposal No. 1 ELECTION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES AND FEES
STOCKHOLDER PROPOSALS
OTHER MATTERS
HOUSEHOLDING OF PROXIES

HearUSA, Inc.
1250 Northpoint Parkway
West Palm Beach, Florida 33407

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
To be held on June 12, 2008

This Proxy Statement with the accompanying proxy card is being mailed or given to stockholders commencing on or about May 7, 2008, in connection with the solicitation of proxies by the Board of Directors of HearUSA, Inc. (the “Company”) to be used at the 2008 Annual Meeting of Stockholders of the Company to be held at 4000 RCA Boulevard, West Palm Beach, Florida 33410, on Thursday, June 12, 2008 at 2:30 p.m. local time and any adjournments thereof.

The Company’s principal executive offices are located at 1250 Northpoint Parkway, West Palm Beach, Florida 33407.

Voting at Meeting

The record date for the Annual Meeting is April 23, 2008. Holders of shares of the Company’s common stock, par value $.10 per share (“Common Stock”), and holders of exchangeable shares (“Exchangeable Shares”) of HEARx Canada, Inc., a subsidiary of the Company, as of the close of business on the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share held on the record date, and Computershare Trust Company of Canada (the “Trustee”), the holder of the Company’s Special Voting Preferred Stock, is entitled to one vote for each Exchangeable Share outstanding as of the record date. Votes cast with respect to the Exchangeable Shares will be voted through the Special Voting Preferred Stock by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting.

As of the record date, there were issued and outstanding 38,073,157 shares of Common Stock, one share of the Company’s Special Voting Preferred Stock and 534,761 Exchangeable Shares (excluding Exchangeable Shares owned by the Company and its subsidiaries). Each Exchangeable Share is exchangeable at any time, at the option of the holder, for one share of the Company’s Common Stock. The holders of a majority of the shares of Common Stock and Exchangeable Shares entitled to vote as of the record date present in person or by proxy will constitute a quorum at the meeting. Under the Delaware General Corporation Law, any stockholder who submits a proxy and abstains from voting on a particular matter described herein will still be counted for purposes of determining a quorum. Broker non-votes will be treated as not represented at the meeting as to any matter for which a non-vote is indicated on the broker’s proxy.

Proxy Procedure

Stockholders of record (stockholders who hold their shares in their own name) can vote any one of three ways:

(1)	By Mail: If the enclosed proxy card is properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the stockholder’s directions or, if no directions are indicated, the shares will be voted in accordance with the recommendations of the Board of Directors as specified in this proxy statement. The Board of Directors does not know of any other business to be brought before the meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder.

(2)	By Telephone: Call the toll-free number on your proxy card to vote by phone. You will need to follow the instructions on your proxy card and the voice prompts.

(3)	By Internet: Go to the web site listed on your proxy card to vote through the Internet. You will need to follow the instructions on your proxy card and the web site. If you vote through the Internet, you may incur telephone and Internet access charges.

If you vote by telephone or the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. IF YOU VOTE BY TELEPHONE OR THE INTERNET, YOU SHOULD NOT RETURN YOUR PROXY CARD.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted in accordance with your instructions. Telephone and Internet voting also will be offered to stockholders owning shares through most banks and brokers.

Any stockholder voting by written proxy by mail may revoke that proxy at any time prior to the voting thereof either by delivering written notice to the Secretary of the Company or by voting in person at the meeting. If you voted by telephone or the Internet, you may also change your vote with a timely and valid later telephone or Internet vote, as the case may be. Attendance at the meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the meeting.

If you hold Exchangeable Shares and you wish to direct the Trustee to cast the votes represented by your Exchangeable Shares attached to the Special Voting Preferred Stock on your behalf, you should follow carefully the instructions provided by the Trustee, which accompany this Proxy Statement. The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner of revoking the proxy.

Proxy Solicitation

All costs of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of the officers and regular employees of the Company (who will receive no compensation therefore in addition to their regular salaries) to solicit proxies personally and by telephone. The Company will request banks, brokers, custodians, nominees and fiduciaries to forward copies of the proxy solicitation materials to beneficial owners and to request authority for the execution of proxies. The Company will reimburse such persons or entities for their expenses in doing so.

Important Information About Proxy Material Availability

A copy of our proxy materials, including this proxy statement and our Annual Report to Stockholders, can be found on our website at www.hearusa.com.

Proposal No. 1
ELECTION OF DIRECTORS

Seven directors of the Company are to be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified, or as otherwise provided by the Company’s Amended and Restated Bylaws or by Delaware law.

The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the seven persons named below for election as directors, all of whom are presently serving as such after election by the stockholders. It is intended that the shares represented by the enclosed proxy will be voted for the election of these seven nominees (unless such authority is withheld by a stockholder). In the event that any of the nominees should become unable or unwilling to serve as a director (which is not anticipated), it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the Board of Directors.

The nominees for election as directors are as follows:

	Director	Position with the
Name and Age	Since	Company

Thomas W. Archibald (69)	1993	Director
Bruce N. Bagni (63)	2005	Director
Paul A. Brown (70)	1986	Director
Joseph L. Gitterman III (72)	1997	Director
Stephen J. Hansbrough (61)	1997	President and Chief Executive Officer, Chairman of the Board
Michel Labadie (54)	2002	Director
David J. McLachlan (69)	1986	Director

Thomas W. Archibald attended the London School of Economics and received a B.A. degree in economics from Denison University and a Juris Doctor degree from the Ohio State University Law School. He retired from the Bank of New York in 1995, where he served as Executive Vice President of the Personal Trust Sector. He held that position at Irving Trust Company when it merged with The Bank of New York in 1988. Mr. Archibald is a past Director of Group Health Incorporated, the only not-for-profit health insurance carrier chartered to operate throughout New York State.

Bruce N. Bagni, holds a Bachelor of Arts degree from the University of Southern California, a Juris Doctor degree from Indiana University (Indianapolis) and a Masters of Law degree from Columbia University. Mr. Bagni retired from Blue Cross Blue Shield of Florida at the end of 2004 where he was Senior Vice President for Public Affairs, General Counsel and Corporate Secretary. He was a member of the Office of the CEO, which developed corporate strategy and provided overall management and leadership for the enterprise. Before joining Blue Cross Blue Shield of Florida in early 1992 he was employed for six years by UNUM Life Insurance Company, a large national and international disability and life insurer, serving primarily in legal roles, including Vice President and Chief Counsel. He is currently involved in various business ventures and charitable activities.

Paul A. Brown, M.D. holds an A.B. from Harvard College and an M.D. from Tufts University School of Medicine. Dr. Brown founded HearUSA in 1986 and most recently served as Chairman of the Board until February 2008, when he retired and was appointed Chairman Emeritus. Dr. Brown served as Chief Executive Officer from 1986 until July 2002. From 1970 to 1984, Dr. Brown was Chairman of the Board and Chief Executive Officer of MetPath Inc., a New Jersey-based corporation offering a full range of clinical laboratory services to physicians and hospitals, which he founded in 1967 while a resident in pathology at Columbia Presbyterian Medical Center in New York City. MetPath developed into the largest clinical laboratory in the world with over 3,000 employees and was listed on the American Stock Exchange prior to being sold to Corning in 1982 for $140 million. Dr. Brown is formerly Chairman of the Board of Overseers of Tufts University School of Medicine, an Emeritus member of the Board of Trustees of Tufts University, a past member of the Visiting Committee of Boston University School of Medicine and currently is a part-time lecturer in pathology and member of the Visiting Community at Columbia University College of Physicians and Surgeons.

Joseph L. Gitterman, III is the manager of the EIP Group, an investing, trading and consulting firm that he founded in 1994. Until 1994, he was a Senior Managing Director of LaBranche & Co. He was a member of the New York Stock Exchange for over thirty years and was appointed a Governor in 1986. At the New York Stock Exchange, he served on more than fourteen committees, serving as chairman of many of them. He is a director of Intrepid International, Custom Data Services and the Daylight Company. He also serves on numerous not for profit boards.

Stephen J. Hansbrough, President, Chief Executive Officer and Chairman of the Board, has been with the Company since December of 1993. Mr. Hansbrough was formerly the Senior Vice President of Dart Drug Corporation and was instrumental in starting their affiliated group of companies (Crown Books and Trak Auto). These companies along with Dart Drug Stores had over 400 retail locations, generated approximately $550 million in annual revenues and employed over 3,000 people. Mr. Hansbrough subsequently became Chairman and CEO of Dart Drug Stores with annual revenues in excess of $250 million. After leaving Dart, Mr. Hansbrough was an independent consultant specializing in turnaround and start-up operations, primarily in the retail field, until he joined HearUSA.

Michel Labadie, B.Sc., M.Sc., MBA. Mr. Labadie was a Director of Helix Hearing Care of America Corp before the combination with HearUSA, Inc. He currently is President and Chief Executive Officer of Les Pros de la Photo (Quebec) Inc., the largest photo finishing company in Canada, and has been since 1992. He has also spent several years working as the head of the Venture Capital, Portfolio Management and Mergers and Acquisition Departments of a major financial institution. He currently serves as a director for several public and private non-US companies.

David J. McLachlan is the former Executive Vice President and Chief Financial Officer of Genzyme Corporation, a biotechnology company, from 1989 to 1999 and a senior advisor to Genzyme’s chairman and chief executive officer through June 2004. Currently he serves as a Director of Dyax Corp., a biotechnology company, and Skyworks Solutions, Inc., a manufacturer of analog, mixed signal and digital semiconductors for mobile communications. He is a graduate of Harvard Business School and Harvard College.

There are no family relationships between or among any directors or executive officers of the Company.

Vote Required

The seven director nominees receiving the greatest number of votes of the Common Stock and the Special Voting Preferred Stock represented at the meeting (in person or by proxy) will be elected directors assuming a quorum is present at the meeting. All shares of Common Stock and the share of Special Voting Preferred Stock represented by valid proxies will be voted in accordance with the instructions contained therein. Shares of Common Stock represented by proxies that are marked “without authority” with respect to the election of one or more nominees for director and broker non-votes will have no effect on the outcome of the election. Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee through the Special Voting Preferred Stock in accordance with those instructions. If no instructions are received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH
OF THE ABOVE NAMED DIRECTOR NOMINEES

Board of Directors and Committees of the Board

Board of Directors

The Board of Directors has determined that the following directors, constituting a majority of the Board, are “independent” as defined by the American Stock Exchange listing standards: Messrs. Archibald, Bagni, Gitterman, Labadie and McLachlan. The Board specifically considered Mr. Labadie’s beneficial ownership of approximately 6% of the Company’s outstanding Common Stock, both in his name and through Les Partenaires de Montreal, s.e.c. and Gestion Fremican, Inc. The Board concluded that stock ownership alone did not preclude Mr. Labadie from being independent of management, particularly noting the small percentage of beneficial ownership and the lack of sole voting and dispositive power by Mr. Labadie relative to such stock.

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s web site at www.hearusa.com (select “Investors” then the desired committee charter). A copy of each of these charters is also available in print at no charge to any stockholder who requests the charter by writing to the Corporate Secretary at HearUSA, Inc., 1250 Northpoint Parkway, West Palm Beach, Florida 33407. All committee members are appointed by the Board of Directors on the recommendation of the Nominating and Corporate Governance Committee. The membership and the function of each committee are described below.

There were nine meetings of the Board of Directors during the fiscal year ended December 29, 2007. All of the directors attended at least 75% of the aggregate number of the meetings held by the Board of Directors and its respective committees on which they served during the fiscal year. Directors are encouraged, but not required to attend annual meetings of stockholders. All of the Company’s directors attended the 2007 Annual Meeting of Stockholders.

Corporate Governance and Stockholder Communication with the Board

The Board of Directors has adopted corporate governance guidelines upon the recommendation of the Nominating and Corporate Governance Committee. The Board also has adopted a Code of Ethics applicable to all the Company’s directors, officers and employees. A copy of both the corporate governance guidelines and the code of ethics are available on the Company’s website at www.hearusa.com.

In accordance with our corporate governance guidelines, our independent directors hold executive sessions regularly without management present. In 2007, the independent directors selected David J. McLachlan as the Presiding Director of the Board’s non-management directors. In early 2008, upon the recommendation of the Nominating and Corporate Governance Committee, the Board adopted changes to the Company’s corporate governance guidelines to establish the position of Lead Independent Director during any period that the Board has determined that it was best for the Chairman of the board to also serve as Chief Executive Officer of the Company. In February of 2008, upon the retirement of Dr. Brown as Chairman of the Board, the Board unanimously appointed Stephen J. Hansbrough, President and Chief Executive Officer of the Company, to serve as Chairman of the Board. At that time, the Board also selected David J. McLachlan to serve as Lead Independent Director. The Lead Independent Director presides at the executive sessions of the independent directors. His role and responsibilities include maintaining an active relationship with the Chairman and Chief Executive Officer, participating in preparation for board meetings (suggesting agenda items as appropriate), serving as a supplemental channel for communications between board members and the Chairman and Chief Executive Officer and providing counsel to individual directors on the performance of their duties.

Any stockholder may communicate with any member of the Board of Directors by sending such communication to 1250 Northpoint Parkway, West Palm Beach, Florida 33407 to the attention of the director or directors of the stockholder’s choice. The Company will relay all such communications addressed in this manner to the appropriate director(s). Any communications addressed to the attention of “The Board of Directors” will be forwarded to the Chairman of the Board for review and further handling. Any communications addressed to the attention of “The Independent Directors” will be forwarded to the Lead Independent Director for review and further handling. Stockholders wishing to communicate with the Lead Independent Director also may send email to LeadDirector@hearusa.com.

Audit Committee

During 2007, the Audit Committee was comprised of Messrs. Archibald, Bagni, Gitterman, Labadie and McLachlan, all of whom are “independent” as defined by the American Stock Exchange listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Mr. McLachlan serves as Chairman of the Audit Committee. In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and Mr. McLachlan is an “audit committee financial expert” within the meaning of the rules and regulations adopted by the Securities and Exchange Commission. The Audit Committee met ten times during fiscal 2007.

The principal functions of the Audit Committee are to oversee the audit of the Company’s financial statements provided to the Securities and Exchange Commission, the Company’s shareholders and the general public; the Company’s internal financial accounting processes and controls; the Company’s disclosure controls and procedures; and the independent audit process. The Audit Committee is responsible for appointing, retaining, compensating, evaluating and, if necessary, terminating HearUSA’s independent registered public accounting firm. The Audit Committee meets periodically with representatives from our independent registered public accounting firm separate from management. The Audit Committee has established procedures for the receipt, retention and treatment of confidential and anonymous complaints regarding HearUSA’s accounting, internal controls and auditing matters. A copy of these procedures is available in print at no charge to any stockholder who requests the procedures by writing to the Corporate Secretary at HearUSA, Inc., 1250 Northpoint Parkway, West Palm Beach, Florida 33407.

Compensation Committee

During 2007, the Compensation Committee was comprised of Messrs. Archibald, Bagni, Gitterman, Labadie and McLachlan, all of whom are “independent” as defined by the American Stock Exchange listing standards. The Compensation Committee, chaired by Mr. Archibald, met seven times during the 2007 fiscal year. The primary function of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities relating to officer and director compensation. Its primary duties and responsibilities are the overall design, approval and implementation of the executive compensation plans, policies and programs for directors, officers and other key executives of the Company.

Nominating and Corporate Governance Committee

During 2007, the Nominating and Corporate Governance Committee was comprised of Messrs. Archibald, Bagni, Gitterman, Labadie and McLachlan, all of whom are independent as defined by the American Stock Exchange listing standards. The Nominating and Corporate Governance Committee, chaired by Mr. Bagni, met three times during fiscal year 2007. The principal functions of the Nominating and Corporate Governance Committee are to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders, candidates to fill vacancies on the Board and directors to be appointed to Board committees. In addition, the Nominating and Governance Committee develops and recommends to the Board a set of corporate governance guidelines applicable to the Board and the Company and oversees the effectiveness of the Company’s corporate governance in accordance with these guidelines, making suggested changes from time to time as appropriate. This Committee also oversees the process of evaluations of the Board, its committees and executive management of the Company.

Director Nominating Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board director nominees for the next annual meeting of shareholders and candidates to fill vacancies on the Board.

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by Board members. The Committee may also use outside consultants to identify potential directors. Additionally, in selecting nominees for directors, the Committee will review candidates recommended by stockholders using the same general criteria as other candidates. Any stockholder wishing to recommend a candidate for consideration by the Committee as a nominee for director should follow the procedures set forth below.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries of the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the evaluation factors described below. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, which include among others things, considerations of judgment, specific business experience, independence (for purposes of the American Stock Exchange and SEC rules) and skills (such as understanding of technology, finance and marketing and healthcare), all in the context of an assessment of the perceived needs of the Board at the time.

Upon completion of this evaluation and interview process, the Committee makes a recommendation to the full Board as to whether the candidate should be nominated by the Board and the Board determines whether to approve the nominee after considering the recommendation and report to the Committee.

Stockholders may recommend director nominee candidates by sending the following information to Nominating Committee Chairman, HearUSA, Inc., 1250 Northpoint Parkway, West Palm Beach, Florida, 33407: stockholder’s name, number of shares owned, length of period held, and proof of ownership; name, age and address of candidate; candidate’s detailed resume; description of any arrangements or understandings between the stockholder and the candidate; and signed statement from the candidate confirming his or her willingness to serve on the Board of Directors.

If a stockholder seeks to nominate a candidate for election at the 2009 annual meeting of stockholders, the stockholder must follow the procedures described under the “Stockholder Proposals” below.

Compensation of Directors

The following table provides information about compensation to directors during 2007.

DIRECTOR COMPENSATION

	Fees Earned		All Other
	Or Paid in Cash	Option Awards	Compensation	Total
Name(1)	($)	($)(2)	($)	($)

Thomas W. Archibald	39,350	1,301	—	40,651
Bruce Bagni	39,350	1,301	—	40,651
Joseph L. Gitterman III	35,700	1,301	—	37,001
Michel Labadie	12,650	1,301	—	13,951
David J. McLachlan	40,350	1,301	—	41,651

(1)	In 2007, neither Dr. Brown nor Mr. Hansbrough were compensated separately for their service on the Board of Directors. See Summary Compensation Table below. For 2008, after his retirement as Chairman of the Board, Dr. Brown will be compensated separately for his service as a director.

(2)	On November 30, 2007, each independent director was granted a 10-year option to purchase up to 20,000 shares of Common Stock pursuant to the Company’s 2007 Incentive Compensation Plan approved by stockholders in 2007. The exercise price of those options was the market price on date of grant (closing price of the Common Stock on the next preceding trading day of $1.45) and the options vest ratably over three years commencing on the first anniversary of the grant. The dollar amounts here listed are the grant date fair value of the options computed in accordance with FAS 123R. As of December 29, 2007, options granted to the independent directors and still outstanding were as follows: Thomas W. Archibald, 49,500; Bruce Bagni, 20,000; Joseph L. Gitterman, 49,500; Michal Labadie, 45,000; David J. McLachlan, 49,500.

The Company pays each non-employee director a meeting fee of $1,300 for each in person meeting of the Board that they attend and a fee of $650 for each telephonic Board or special committee meeting in which they participate. For each committee meeting the Company pays $650. Each committee chair is paid an annual amount of $3,000 except that the Audit Committee Chairman is paid an amount of $4,000. In addition, the Company pays each non-employee director a cash annual retainer fee of $17,500 and an annual grant of 20,000 ten-year options (at the market on date of grant, vesting ratably over three years) upon re-election to the Board. The Company reimburses directors for their out-of-pocket expenses for attendance at meetings of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officers, directors and such beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of copies of reports furnished to the Company, during the fiscal year ended December 29, 2007, all Section 16(a) filing requirements applicable to its executive officers and directors were made on a timely basis.

Audit Committee Report

We have met and held discussions with the Company’s management and with the Company’s independent registered public accountants, BDO Seidman, LLP. We have reviewed and discussed the audited consolidated financial statements of HearUSA, Inc. for the 2007 fiscal year with the Company’s management. We discussed with BDO Seidman, LLP matters required to be discussed by standards of the Public Company Accounting Oversight Board (Untied States) (PCAOB), including standards set forth in Statement on Auditing Standards No. 61, as amended. BDO Seidman, LLP also provided to us the written disclosures regarding their independence required by Independence Standards Board Standard No. 1, and we discussed with BDO Seidman, LLP their independence

Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements for 2007 be included in HearUSA, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 29, 2007 filed with the Securities and Exchange Commission.

David J. McLachlan, Chairman
Thomas W. Archibald
Bruce N. Bagni
Joseph L. Gitterman, III
Michel Labadie

Compensation Discussion and Analysis

The Compensation Committee is comprised entirely of independent directors and has the responsibility for reviewing and approving the Company’s executive compensation programs. The Compensation Committee approves all compensation for the Chief Executive Officer and other named executive officers.

The Compensation Committee uses salary and bonus compensation to reward current and past performance while using equity based compensation to provide incentives for long-term performance. To establish compensation for 2007 for the Company’s executive officers, including the CEO, the Compensation Committee used subjective performance evaluations, compensation statistics of similar sized health care organizations and, with respect to executive officers other than Mr. Hansbrough, the salary recommendations of Mr. Hansbrough. The Committee also retained a compensation consultant, Radford Surveys + Consulting, to provide industry information and compensation recommendations.

Objectives and Design of the Executive Compensation Programs

HearUSA’s executive compensation program is designed to attract and retain quality executive talent and to provide meaningful incentives for the executives to enhance stockholder value. The Committee’s executive compensation philosophy is threefold: (1) all compensation should be referenced and validated based on industry surveys for comparably situated health care related companies; (2) compensation grants and changes to compensation should be performance based; and (3) executive and director pay should be targeted at the mid-range of the industry surveys.

The Committee reviews the executive compensation program at least annually to ensure that its compensation goals and objectives are being met. The Committee determines the final compensation for our Chief Executive Officer and other named executive officers, although with respect to the other named executive officers, the Chief Executive Officer works closely with the Committee to make recommendations to the Committee regarding the named executive officers’ compensation. In reviewing our executive compensation program and in making compensation decisions, the Committee has utilized surveys provided by Radford and has used “tally sheets” to ensure that the Committee has a comprehensive picture of total compensation paid to our named executive officers.

Elements of Compensation

Base Salaries.  The Committee typically reviews the base salary of each executive officer on an annual basis to make adjustments based on performance of the officer and performance of the Company. In making base salary decisions, the Committee reviewed comparable salary data from an industry peer group generated by Radford as generally comparable. The Committee targets base salaries at the 50th percentile of those surveyed organizations.

The Committee makes a specific decision on annual adjustments to base salary with input from the Chief Executive Officer regarding the performance appraisal for each officer. In 2007, the survey results reflected that the cash compensation for each named executive officer was slightly below the 50% guideline. The Committee determined to wait until early 2008 to re-evaluate compensation and performance.

Short Term Incentive Awards (Cash Incentive Awards).  The Committee believes that short term incentives should be closely tied to the performance of the Company and the creation of shareholder value. One way to accomplish this is through the issuance of cash-based performance awards. The executive is only paid the cash bonus if the Company meets or exceeds target expectations set by the Committee, with inputs from the CEO based on budgets for the year, at the beginning of each year. Executives can earn up to fifty percent of their base salary as a cash incentive award. The Committee, at its discretion, can award a portion of this cash incentive award in the event performance targets are not achieved. No cash incentive awards were made to executives in 2007 as none of the Company performance targets were achieved.

Long Term Incentive Awards (Equity Awards).  In keeping with the Committee’s performance based philosophy, the Committee believes that long term incentives should be closely tied to creation of shareholder value. One way to accomplish this is through the grant of stock options and restricted stock units, either time vesting or performance-based. Historically, the Committee has made annual grants of stock options to its named executive officers. With changes in accounting for options and the emergence of restricted stock units, the Committee began considering other equity-based performance awards for its executives. In early 2007, the Company adopted an equity compensation plan which was approved by shareholders at the last annual meeting. This plan contemplates the grant not only of options but also of restricted stock and restricted stock units.

In making decisions regarding equity-based incentive awards for 2007, the Committee considered the industry data provided by Radford. The Committee looked at the need to align its executives’ long term interest with those of the stockholders and undertook to grant to each of the executives in late 2007 stock options to bring their potential equity ownership in the company to what the Committee believed was a more appropriate level — and one that was consistent with the industry information provided in the surveys. Because the new equity compensation plan was not in place early enough in the year to make meaningful performance-based grants, the Committee deferred until early 2008 the task of establishing performance based equity grants for the executives.

The Compensation Committee expects that it may make equity-based grants at three different times: (1) upon the hiring of an executive or employee (typically, the grant date is the employee’s start date with the Company), (2) on the date of regularly scheduled quarterly Board of Directors meetings, and (3) on some occasions, in connection with a promotion or special recognition grant. Historically, although most of the grants are scheduled to be made on an annual basis at the Board of Directors meeting in February of each year, grants are occasionally made at other Board meetings. The regularly scheduled quarterly Board of Directors meetings are typically one or two days prior to the date of the Company’s regular quarterly earnings press release for the just completed quarters. Therefore, any grants made at such regularly scheduled meetings are made at a time just prior to the release by the Company of material non-public information (i.e., the Company’s results of operations for the just-completed quarter). The Committee believes that the timing of such grants is appropriate because by having made such grants on an approximately regular timetable, the unpredictability of both the Company’s operating results and the trading markets’ reaction to those operating results does not factor into the Committee’s decision.

Employment Agreements.  Each of our named executive officers has an employment agreement with the Company. Each of the employment agreements provides that the executive will be entitled to receive base compensation, to be reviewed and adjusted in the discretion of the Committee (usually on an annual basis), and performance bonuses, at the discretion of the Compensation Committee, and to participate in and receive benefits, at the discretion of the Committee, under the equity-based compensation plans, and to participate in and receive benefits under the Company’s welfare benefit and similar employee benefit plans generally made available by the Company to other key employees. These agreements include change in control provisions that were generated to ensure that the executives would be incentivized to remain with the Company during any potential change in control and not leave the Company at a time when their participation may be critical. The terms of the change in control provision of the 2005 executive employment agreements which were effective during 2007 are described elsewhere in this proxy statement. In its review of the total compensation of the executives in late 2007 and early 2008, the Committee undertook to revise the agreements to reduce some of the post-termination benefits to which the executives otherwise would have been entitled. The new contracts are also described elsewhere in this proxy statement. The changes were made to bring the agreements more into line with prevailing industry agreements for comparably situated executives in similar healthcare companies, all as demonstrated by the Radford surveys.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the full Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

COMPENSATION COMMITTEE:
Thomas W. Archibald, Chairman
Bruce N. Bagni
Joseph L. Gitterman, III
Michel Labadie
David McLachlan

Executive Compensation

The following table presents summary information concerning 2007 compensation awarded or paid to, or earned by, (i) the Company’s Chief Executive Officer, (ii) the Company’s Chief Financial Officer and (iii) each of the other executive officers whose salary and bonus exceeded $100,000 (the “Named Executive Officers”) for the year 2007.

SUMMARY COMPENSATION TABLE

								All Other
Name and					Stock	Option		Compen-
Principal		Salary		Bonus	Awards	Awards		sation		Total
Positions	Year	($)		($)	($)	($)		($)		($)

Stephen J. Hansbrough	2007	341,000		—	—	164,422	(2)	—		505,422
President and CEO	2006	385,000		—	—	130,344		—		515,344
Gino Chouinard	2007	264,000		—	—	149,106	(2)	—		413,106
Executive Vice President	2006	260,000		—	—	136,175		24,000	(3)	420,175
Chief Financial Officer
Paul A. Brown	2007	196,000		—	—	59,571		—		255,571
Chairman of the Board	2006	240,000		—	—	70,716		—		310,716
Kenneth Schofield(1)	2007	215,000	(1)	—	—	22,086		289,000	(1)	526,086
Chief Operating Officer	2006	260,000		—	—	21,156		36,000	(3)	317,156

(1)	Mr. Schofield left the Company on October 12, 2007. Pursuant to a separation agreement, the Company will pay to Mr. Schofield a total separation amount of $301,547.50 payable in regular bi-weekly payments until the full amount is paid. The Company is making Mr. Schofield’s COBRA payments for twelve months from his separation.

(2)	Each of Mr. Hansbrough and Mr. Chouinard were awarded options in 2007 on September 24, 2007, Mr. Hansbrough in the amount of 420,000 and Mr. Chouinard in the amount of 210,000. Both options vest ratably over three years and have an exercise price of $1.47. The dollar amounts here listed are the grant date fair value of the options computed in accordance with FAS 123R.

(3)	These cash payments were made to the named executive officers in lieu of vacation time.

Employment Agreements

In 2007, each of Dr. Paul A. Brown, Stephen J. Hansbrough, Gino Chouinard and Kenneth Schofield were parties to an executive employment agreement with the Company. The term of the agreements for each of Dr. Brown and Mr. Hansbrough was five years (to 2010) with automatic renewals for successive five-year terms. The term of the agreements for each of Mr. Chouinard and Mr. Schofield was three years (to 2008) with automatic renewals for successive three-year terms. The employment agreements provided that the executive were entitled to receive base compensation (to be reviewed and adjusted in the discretion of the Committee usually on an annual basis) and performance bonuses, at the discretion of the Compensation Committee, and to participate in and receive benefits under the Company’s welfare benefit and similar employee benefit plans generally made available by the Company to other key employees.

The agreements contemplated severance payments in the event of termination without cause, non-renewal at the end of the term or termination by the executive for good reason after a change in control. The severance payments in the case of Dr. Brown and Mr. Hansbrough were in an amount equal to three times base salary and in the case of Mr. Chouinard and Mr. Schofield in an amount equal to two times base salary. In addition, on such termination, all outstanding and unvested options would accelerate and the Company would be liable to continue to provide benefits to the executives for a period of three years for Dr. Brown and Mr. Hansbrough and for a period of two years for Mr. Chouinard and Mr. Schofield.

In the event of the executive’s death or termination because of disability, the agreements provided that all then outstanding options and similar rights would become fully vested and the executive or his legal representatives could exercise such rights for a one-year period following the executive’s death or termination for disability.

The agreements also provided for “gross up” payments to the executive to cover the executive’s incremental tax liabilities in the event payments made under the agreements were subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

On October 12, 2007, the Company and Mr. Schofield entered into a separation agreement upon Mr. Schofield’s departure from the Company. Pursuant to the separation agreement, the Company will pay a total of $301,547.50, including forgiveness of $60,000 of loans from the Company to Mr. Schofield, an initial cash payment to Mr. Schofield of approximately $30,000 and the regular bi-weekly payments until the full amount is paid. The Company agreed to assist Mr. Schofield with COBRA payments for twelve months and to extend the time for him to exercise vested options from 90 days to six months from the date of his separation. Effective October 12, 2007, his employment agreement with the Company was terminated.

Subsequent to the end of the fiscal year, Dr. Brown retired from the Company. Pursuant to his retirement agreement, effective February 4, 2008, the Company will pay to Dr. Brown an amount of $720,000 over three years, provide continuing health and life insurance benefits for three years and extend the exercise period for his options. Accordingly, as of February 4, 2008, Dr. Brown’s employment agreement with the Company was terminated.

Also subsequent to the end of the fiscal year, the Company entered into new executive employment agreements on February 25, 2008 with each of Mr. Hansbrough and Mr. Chouinard. The new agreements replace the employment agreements described above. Each is for a three-year term, renewable for successive one-year terms unless notice of non-renewal is given. The agreements provide for annual base compensation (for Mr. Hansbrough in the amount of $420,000 and for Mr. Chouinard in the amount of $310,000), participation in the company’s current employee benefit plans and, at the discretion of the Board of Directors, in equity compensation plans and cash incentive plans. In the event Mr. Hansbrough is terminated without cause prior to the end of the term, or if the Company declines to renew the agreement at the end of the term, Mr. Hansbrough is entitled to severance of two times base salary plus cash bonus for the year, continuation of health and life insurance benefits for 24 months, acceleration by 12 months of unvested options and extension of post-termination option exercise periods of such vested options. In the event Mr. Chouinard is terminated without cause prior to the end of the term, or if the company declines to renew the agreement at the end of the term, Mr. Chouinard is entitled to severance of 1.5 times base salary plus cash bonus for the year, continuation of health and life insurance benefits for 18 months, acceleration by 12 months of unvested options and extension of post-termination option exercise periods of such vested options.

In the event of a change in control and the termination of Mr. Hansbrough without cause or his resignation with good reason, Mr. Hansbrough will be entitled to receive three times his base salary plus bonus for the year, continuation of health and life insurance benefits for a period of 36 months, acceleration of vesting of all unvested options and extension of the exercise period, and immediate vesting of all performance-based restricted stock or stock unit grants. In the event of a change in control and the termination of Mr. Chouinard without cause or his resignation with good reason, Mr. Chouinard will be entitled to receive two times his base salary plus bonus for the year, continuation of health and life insurance benefits for a period of 24 months, acceleration of vesting of all unvested options and extension of the exercise period, and immediate vesting of all performance-based restricted stock or stock unit grants.

The executives have agreed to specified non-compete obligations during the term of their employment and for a period of time following their termination.

2007 GRANTS OF PLAN-BASED AWARDS

All Other
		All Other	Option
		Stock	Awards:
		Awards: Number of	Number of
		Shares of	Securities	Exercise or Base
		Stock or	Under-lying	Price of Option
		Units	Options	Awards
Name	Grant Date	(#)	(#)	($/Sh)

Stephen J. Hansbrough	9/24/07	None	420,000	$1.47
Gino Chouinard	9/24/07	None	210,000	$1.47
Paul A. Brown	—	—	—	—
Kenneth Schofield	—	—	—	—

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable(1)	($)	Date

Stephen J. Hansbrough	250,000	—	$0.35	3/31/2013
	300,000	100,000	$1.33	8/25/2014
	—	420,000	$1.47	9/24/2017
Gino Chouinard	21,540	—	$2.60	12/14/2010
	53,055	—	$2.60	11/1/2009
	200,000	—	$0.35	3/31/2013
	262,500	87,500	$1.33	8/25/2014
	25,000	25,000	$1.79	5/9/2015
	—	210,000	$1.47	9/24/2017
Paul A. Brown	200,000	—	$0.35	3/31/2013
	150,000	50,000	$1.33	8/25/2014
Kenneth Schofield	2,500	—	$7.50	4/12/08
	10,000	—	$3.88	4/12/08
	10,000	—	$4.00	4/12/08
	25,000	—	$1.65	4/12/08
	25,000	—	$1.79	4/12/08

(1)	Mr. Hansbrough’s unexercisable options become exercisable as follows: 100,000 on August 25, 2008, 140,000 on September 24, 2008, 140,000 on September 24, 2009 and 140,000 on September 24, 2010. Mr. Chouinard’s unexercisable options become exercisable as follows: 87,500 on August 25, 2008, 12,500 on May 9, 2008, 12,500 on May 9, 2009, 70,000 on September 24, 2008, 70,000 on September 24, 2009 and 70,000 on September 24, 2010. Dr. Brown’s unexercisable options become exercisable as follows: 50,000 on February 4, 2008.

The following table sets forth certain information concerning stock option exercises during 2007 by the executive officers named in the Summary Compensation Table.

2007 OPTION EXERCISES

Option Awards
	Number of Shares	Value Realized
	Acquired on	on
	Exercise	Exercise
Name	(#)	($)

Stephen J. Hansbrough	None	—
Gino Chouinard	None	—
Paul A. Brown	None	—
Kenneth Schofield	447,500	242,000

Compensation Committee Interlocks and Insider Participation

None.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 25, 2008 the names of all persons known by the Company to be beneficial owners of more than five percent of the Common Stock. As of April 25, 2008, there were 38,073,157 shares of Common Stock and 534,761 Exchangeable Shares issued and outstanding.

		Amount and Nature
Title of	Name and Address of	Of Beneficial		Percent of
Class	Beneficial Owner	Ownership		Class

Common Stock	Paul A. Brown, M.D. 1250 Northpoint Parkway West Palm Beach, FL 33407	2,641,900	(1)	6.73%
Common Stock	Michel Labadie 90, Beaubien Street West Montreal, Quebec Canada, H2S 1V6	2,404,468	(2)	6.20%
Common Stock	Jack Silver SIAR Capital LLC 660 Madison Avenue New York, NY 20021	2,937,839	(3)	7.57%

(1)	Includes 400,000 shares of Common Stock subject to options and 240,000 shares of common stock subject to warrants acquired as part of private placements which are currently exercisable (or exercisable within 60 days).

(2)	Includes 1,485,540 shares of Common Stock held by Les Partenaires de Montréal, s.e.c. Michel Labadie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 733,928 shares plus 160,000 shares which may be acquired upon the exercise of warrants by held by Gestion Fremican Inc. Michel Labadie is a shareholder and director of Gestion Fremican, Inc. Also includes 25,000 shares of Common Stock issuable to Mr. Labadie upon the exercise of options, which are currently exercisable.

(3)	As reported on Schedule 13G filed for the 2007 calendar year, this includes 1,784,839 shares of Common Stock held by Sherleigh Associates Inc. Profit Sharing Plan, a trust of which Jack Silver is a trustee, and 153,000 shares of common stock held by Sherleigh Associates Inc. Defined Benefit Pension Plan, a trust of which Jack Silver is a trustee.

Security Ownership of Management

The following table sets forth, as of April 25, 2008 the number of shares of Common Stock owned beneficially by each director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group.

	Amount and Nature of		Percent of
Name	Beneficial Ownership		Class (*)

Paul A. Brown, M.D.	2,641,900	(1)	6.73%
Stephen J. Hansbrough	653,000	(2)	1.67%
Gino Chouinard	578,486	(3)	1.47%
Kenneth Schofield	—		—
David J. McLachlan	203,545	(4)	*
Thomas W. Archibald	234,100	(5)	*
Joseph L. Gitterman III	334,764	(6)	*
Michel Labadie	2,404,468	(7)	6.20%
Bruce Bagni	—		—
All directors and executive	7,050,263	(8)	17.28%
officers as a group (9 persons)

*	Less than one percent of class calculated as a percentage of issued and outstanding Common Stock and Exchangeable Shares as of April 25, 2008.

(1)	Includes 400,000 shares of Common Stock subject to options and 240,000 shares of Common Stock subject to warrants acquired as part of private placements, which are currently exercisable (or exercisable within 60 days).

(2)	Includes 550,000 employee stock options which are currently exercisable (or exercisable within 60 days).

(3)	Includes 574,595 employee stock options which are currently exercisable (or exercisable within 60 days).

(4)	Includes 29,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.

(5)	Includes 29,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.

(6)	Includes 29,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.

(7)	Includes 1,485,540 shares of Common Stock held by Les Partenaires de Montréal, s.e.c. Michel Labadie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 733,928 shares plus 160,000 shares of which may be acquired on the exercise of warrants held by Gestion Fremican Inc. Michel Labadie is a shareholder and director of Gestion Fremican, Inc. Also includes 25,000 shares of Common Stock issuable to Mr. Labadie upon the exercise of options which are currently exercisable.

(8)	Includes 2,038,095 shares of Common Stock issuable upon the exercise of options and warrants, which are currently exercisable (or exercisable within 60 days).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee charter requires that the Audit Committee review and approve all transactions between the Company and any related parties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES AND FEES

The Board of Directors has reappointed BDO Seidman, LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year 2008. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting of Stockholders and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

Aggregate fees for professional services rendered for the Company by BDO Seidman, LLP for the years ended December 29, 2007 and December 30, 2006, were as follows:

	2007	2006

Audit fees	$315,000	$443,860
Audit related fees	9,500	19,550
Tax fees	72,950	72,200
All other fees	—	—
Total	$397,450	$535,610

Audit fees consisted principally of professional services rendered by BDO Seidman, LLP for the audit of our annual financial statements for the fiscal year ended December 29, 2007 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year.

Audit-related fees consisted principally of professional services rendered for the audits of the Company’s employee benefit plans and various accounting consultations.

Tax fees consisted of services rendered in connection with the preparation and review of federal, state, local, franchise and other tax returns and consultations as to the tax treatment of transactions or events and the actual and/or potential impact of final or proposed tax laws, rules, regulations or interpretations by tax authorities.

The Company’s Audit Committee has considered whether the non-audit services provided by the Company’s independent registered public accounting firm in connection with the year ended December 29, 2007 were compatible with the auditor’s independence and concluded that they were so compatible.

The Company has adopted a pre-approval policy requiring that the Audit Committee pre-approve all audit and non-audit services performed by the Company’s independent registered public accounting firm. Under the policy, some services may be pre-approved without consideration of specific case-by-case services, while others require the specific pre-approval of the Audit Committee. Annual audit services are subject to the specific pre-approval of the Audit Committee.

STOCKHOLDER PROPOSALS

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at the 2009 annual meeting of stockholders must be received by us no later than January 7, 2009 for inclusion, if appropriate, in the Company’s proxy statement and form of proxy for that meeting.

In order for a stockholder to nominate a candidate for election as a director at the 2009 annual meeting of stockholders, a stockholder must provide timely notice of the nomination. Such notice must be given not less than 90 nor more than 120 days prior to the anniversary of the 2008 annual meeting of stockholders. The stockholder must include information about the nominee, such as his or her name, address and occupation, all as provided by the Company’s Amended and Restated Bylaws.

In order for a stockholder to bring any other business before the 2009 annual meeting of stockholders, the stockholder must provide advance notice as provided in the Amended and Restated Bylaws in respect of such proposal. The notice must be given not less than 90 nor more than 120 days prior to the anniversary date of the 2008 annual meeting of stockholders. These time limits apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority by the Company’s designated proxies. The notice must contain specific information as prescribed by the Company’s Amended and Restated Bylaws. These requirements are separate from and in addition to those requirements imposed by the federal securities laws concerning inclusion of a stockholder proposal in the proxy statement and form of proxy for the meeting.

In each case, the notice must be given to the Company’s Secretary at the Company’s principal offices, 1250 Northpoint Parkway, West Palm Beach, Florida 33407. Any stockholder desiring a copy of the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws will be furnished a copy without charge upon written request to the Company’s Secretary.

OTHER MATTERS

As of the date hereof, the Board of Directors knows of no other matters which are likely to be presented for consideration at the meeting. In the event any other matters properly come before the meeting, however, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their best judgment.

HOUSEHOLDING OF PROXIES

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to HearUSA, Inc. 1250 Northpoint Parkway, West Palm Beach, Florida 33407, Attn: Corporate Secretary, or by telephoning 561-478-8770.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to HearUSA, Inc. 1250 Northpoint Parkway, West Palm Beach, Florida 33407, Attn: Corporate Secretary, or by telephoning 561-478-8770.

If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to HearUSA, Inc. 1250 Northpoint Parkway, West Palm Beach, Florida 33407, Attn: Corporate Secretary, or by telephoning 561-478-8770.

May 7, 2008

ANNUAL MEETING OF STOCKHOLDERS OF

HearUSA, Inc.
June 12, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

▼ Please detach along perforated line and mail in the envelope provided. ▼
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of the following nominees as directors of the Company.

☐	FOR ALL NOMINEES	O Thomas W. Archibald
☐		O Bruce Bagni
	WITHHOLD AUTHORITY	O Paul A. Brown, M.D.
	FOR ALL NOMINEES	O Joseph L. Gitterman III
☐		O Stephen J. Hansbrough
	FOR ALL EXCEPT	O Michel Labadie
	(See instructions below)	O David J. McLachlan

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:                    ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof.
PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HEARUSA, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING TO BE HELD ON JUNE 12, 2008
The undersigned stockholder(s) of HearUSA, Inc. (“Company”) hereby appoint(s) Stephen J. Hansbrough and Gino Chouinard, and each of them, with full power of substitution in each, proxies to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held in West Palm Beach, Florida on Monday, June 12, 2008 at 2:30 P.M. Eastern Time, and any and all adjournments thereof, on the following matters.

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER’S DIRECTIONS HEREIN, BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE COMPANY’S PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

HearUSA, Inc.
June 12, 2008

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
▼ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ▼
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of the following nominees as directors of the Company.

☐	FOR ALL NOMINEES	O Thomas W. Archibald
☐		O Bruce Bagni
	WITHHOLD AUTHORITY	O Paul A. Brown, M.D.
	FOR ALL NOMINEES	O Joseph L. Gitterman III
☐		O Stephen J. Hansbrough
	FOR ALL EXCEPT	O Michel Labadie
	(See instructions below)	O David J. McLachlan

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof.
PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.